GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Mid Cap Growth Fund

(the “Fund”)

Supplement dated March 3, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (the “SAI”), each dated April 29, 2024, as supplemented to date

Effective on or about June 30, 2025, (the “Effective Date”) Steven M. Barry will no longer serve as a portfolio manager for the Fund.

Jenny Chang will continue to serve as a portfolio manager for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Barry in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

VITMCAPGRWTHSTK 03-2025